UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 14, 2016, Thompson Creek Metals Company Inc. (the “Company”) received notice from the New York Stock Exchange (“NYSE”) that it has commenced proceedings to delist the Company’s common stock from the NYSE pursuant to Section 802.01D of the NYSE Listed Company Manual due to the current price levels of the Company’s common stock. Trading in the Company’s common stock on the NYSE was suspended on January 14, 2016. The Company notified the NYSE that it will not appeal the determination, and, therefore, it is expected that the Company’s common stock will be delisted from the NYSE.

The Company has been approved to have its common stock traded on the OTCQX® Best Market operated by OTC Markets Group, with trading expected to commence on the OTCQX on January 15, 2016 under the stock symbol “TCPTF”. The delisting of the common stock from the NYSE does not affect the listing of the Company’s common stock on the Toronto Stock Exchange.

On January 14, 2016, the Company issued a press release announcing the delisting notice from the NYSE, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains ''forward-looking statements'' within the meaning of the United States Private Securities Litigation Reform Act of 1995 Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and applicable Canadian securities legislation. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements may include, without limitation, statements with respect to the timing of delisting on the NYSE; continued listing on the Toronto Stock Exchange; and the timing and availability of trading on the OTCQX® Best Market. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. There may be other factors, currently unknown to the Company or deemed immaterial at the present time that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01.    Financial Statements and Exhibits.
(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: January 14, 2016	By:	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	EVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 14, 2016